SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2014
SUMMARY OF PRINCIPAL ACCOUNTING POLICIES
Basis of presentation

(a)  Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S.GAAP”).

The accompanying consolidated financial statements contemplate the realization of assets and the satisfaction of liabilities in the normal course of business. The realization of assets and the satisfaction of liabilities in the normal course of business are dependent on, among other things, the Company’s ability to operate profitably, to generate cash flows from operations, and the Company’s ability to pursue financing arrangements, including the renewal or rollover of its bank borrowings, to support its working capital requirements.

The Company has carried out a review of its cash flow forecast for the twelve months ending December 31, 2015. Based on such forecast, management believes that adequate sources of liquidity exist to fund the Company’s working capital and capital expenditures requirements, and to meet its short term debt obligations and other liabilities and commitments as they become due. In preparing the cash flow forecast, management has considered historical cash requirements of the Company, as well as other key factors, including its ability to renew its short-term bank borrowings during 2015. Historically, the Company has renewed or rolled over substantially all its short-term bank loans upon the maturity date of the loans. From January 1, 2015 to March 31, 2015, the Company renewed substantially all short-term bank borrowings that matured during this period. Management believes the assumptions used in the cash forecast are reasonable.

Principles of consolidation

(b)  Principles of consolidation

The consolidated financial statements include the financial statements of the Company, its majority owned subsidiaries, and a variable interest entity (“VIE”) for which the Company is the primary beneficiary. The carrying amounts of assets and liabilities and the size of the VIE are insignificant.  The VIE is engaged in developing and operating solar energy projects.  All significant inter-company transactions and balances have been eliminated upon consolidation. For consolidated subsidiaries where the Company’s ownership in the subsidiary is less than 100%, the equity interest not held by the Company is shown as non-controlling interests. The Company accounts for investments over which it has significant influence but not a controlling financial interest using the equity method of accounting.

Use of estimates

(c)  Use of estimates

The preparation of the consolidated financial statements in conformity with US GAAP requires the Company to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant accounting estimates reflected in the Company’s consolidated financial statements include the allowance made for doubtful accounts receivable, provision for losses on advances to suppliers, inventory write-downs, the estimated useful lives of long-lived assets, the impairment of long-lived assets and project assets, fair value of foreign currency derivatives, accrued loss on firm purchase commitment, the accrual for uncertain tax positions and valuation allowance of deferred income tax assets, accrued warranty expenses, the grant-date fair value of share-based compensation awards and related forfeiture rates, and fair value of financial instruments and loaned shares under the share lending arrangement . Changes in facts and circumstances may result in revised estimates. The current economic environment has increased the degree of uncertainty inherent in those estimates and assumptions.

Cash and cash equivalents

(d)  Cash and cash equivalents

Cash and cash equivalents consist of cash on hand and demand deposits, which are unrestricted as to withdrawal or use, and which have maturities of three months or less when purchased.

Restricted cash

(e)  Restricted cash

Restricted cash is primarily comprised of bank deposits held as collateral for letters of credit, commercial paper, bank drafts,  bank borrowings, and amounts held by counterparties under forward contracts. These deposits carry fixed interest rates and will be released when the bank borrowings are repaid or the related letters of credit, commercial paper,  bank drafts and forward contracts are settled by the Company. The Company considers the restricted cash balances as equivalent to an investment whose return of principal requires the satisfaction of conditions (i.e., repayment of bank borrowings or settlement of letters of credit, commercial paper,  bank drafts, and forward contracts). Therefore, deposits and withdrawals of principal balances in restricted cash accounts represent the creation or return of investment and, accordingly, the Company has presented such deposits and withdrawals as investing activities in the consolidated statements of cash flows.

Fair value of financial instruments

(f)  Fair value of financial instruments

The Company estimates fair value of financial assets and liabilities as the price that would be received from the sale of an asset or paid to transfer a liability (an exit price) on the measurement date in an orderly transaction between market participants. The fair value measurement guidance establishes a three-level fair value hierarchy that prioritizes the inputs into the valuation techniques used to measure fair value.

• Level 1 — Valuation techniques in which all significant inputs are unadjusted quoted prices from active markets for assets or liabilities that are identical to the assets or liabilities being measured.

• Level 2 — Valuation techniques in which significant inputs include quoted prices from active markets for assets or liabilities that are similar to the assets or liabilities being measured and/or quoted prices for assets or liabilities that are identical or similar to the assets or liabilities being measured from markets that are not active. Also, model-derived valuations in which all significant inputs and significant value drivers are observable in active markets are Level 2 valuation techniques.

• Level 3 — Valuation techniques in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are valuation technique inputs that reflect the Company’s own assumptions about the assumptions that market participants would use to price an asset or liability.

When available, the Company uses quoted market prices to determine the fair value of an asset or liability. If quoted market prices are not available, the Company measures fair value using valuation techniques that use, when possible, current market-based or independently-sourced market parameters, such as interest rates and currency rates.

Investment in equity affiliates

(g)  Investment in equity affiliates

Affiliated companies are entities over which the Company has significant influence, but which it does not control. The Company generally considers an ownership interest of 20% or higher to represent significant influence. Investments in equity affiliates are accounted for by the equity method of accounting. Under this method, the Company’s share of the profits or losses of affiliated companies is recognized in other income and its shares of movements in other comprehensive income are recognized in other comprehensive income. Unrealized gains on transactions between the Company and its affiliated companies are eliminated to the extent of the Company’s interest in the affiliated companies; unrealized losses are also eliminated unless the transaction provides evidence of an impairment of the asset transferred. When the Company’s share of losses in an affiliated company equals or exceeds its interest in the affiliated company, the Company does not recognize further losses, unless the Company is obligated to provide additional funds to the affiliated companies or the Company has other investments in the affiliated companies. An impairment loss is recorded when there has been a loss in value of the investment that is other-than-temporary. As of December 31, 2013 and 2014, the Company has equity investment in affiliates with a carrying amount of $11,769,730 and $25,568,061, respectively. No impairments were recorded for the years ended December 31, 2012, 2013 and 2014.

Receivables and Allowance for Doubtful Accounts

(h)  Receivables and Allowance for Doubtful Accounts

The Company maintains allowances for doubtful accounts for uncollectible accounts receivable. Estimated anticipated losses from doubtful accounts are based on aging, historical collection history, the financial health of customers and other factors. The Company does not have any off-balance-sheet credit exposure related to its customers.

Inventories

(i)  Inventories

The Company reports inventories at the lower of cost or market. The Company determines cost on a weighted-average basis. These costs include direct material, direct labor, tolling manufacturing costs, and fixed and variable indirect manufacturing costs, including depreciation and amortization.

The Company regularly reviews the cost of inventory and records a lower of cost or market write-down if any inventories have a cost in excess of market value. In addition, the Company regularly evaluates the quantity and value of its inventory in light of current market conditions and market trends and record write-down for any quantities in excess of demand and for any product obsolescence. This evaluation considers historic usage, expected demand, market price, new product development schedules, the effect new products might have on the sale of existing products, product obsolescence, customer concentrations, product merchantability and other factors. If, based on assumptions about expected demand and market conditions, the Company determines that the cost of inventories exceeds its estimated market value or inventory is excess or obsolete, it records a write-down equal to the difference between the cost of inventories and the estimated market value. The Company also writes off silicon materials that may not meet its required specifications for inclusion in its manufacturing process. These materials are periodically sold for scrap or nominal amount.

Project assets

(j)  Project assets

The Company constructs solar energy project systems (“project assets”) that are (i) developed for sale (“build-to-sell project assets”) or (ii) developed for the Company’s own use (“build-to-own project assets”). Project assets are classified as either build-to-sell project assets or as build-to-own project assets once the project assets have been constructed and ready for use. The Company determines the intended use of the project assets at the time construction commences. Classification of the project assets affects the accounting and presentation in the consolidated financial statements, including the consolidated statement of operations and consolidated statement of cash flows. Transactions related to the construction and sale of build-to-sell project assets are presented as operating activities in the consolidated statements of cash flows and reported as sales and costs of sales in the consolidated statement of operations when the project assets are sold. Build-to-own project assets relate to solar energy project systems that the Company uses in its operations to generate income or a return from the use of the assets. The costs to construct build-to-own project assets are presented as investing activities in the consolidated statement of cash flows. The proceeds received for the sale of build-to-own project assets are presented as cash flows from investing activities within the consolidated statement of cash flows.

Project assets costs consist primarily of capitalizable costs for items such as permits and licenses, land costs or land use rights, and work-in-process. Work-in-process includes materials and modules, construction, installation and labor and other capitalizable costs incurred to construct the solar energy project systems.

Upon completion of the construction of build-to-sell project assets, the Company initiates a plan to actively market the asset for immediate sale in its present condition to potential buyers at a price that is reasonable in relation to its current fair value and it is probable that project asset will be sold within year.  No depreciation expense is recognized while the project assets are under construction or classified as held for sale.  Build-to-sell project assets are measured at the lower of its carrying amount or fair value less costs to sell.  At each reporting date, the appropriateness of the classification of build-to-sell project assets is reassessed. If facts and circumstances change such that it is no longer probable that the project asset will be sold within one year, the project asset will be reclassified to property, plant and equipment.

Build-to-sell project assets consisted of the following at December 31, 2013 and 2014:

	December 31,	December 31,
	2013	2014
	$	$
Project assets — Module cost	43,725,858	24,355,693
Project assets — Project construction	15,185,471	27,708,003
Project assets — Others (Note 1)	20,490,096	8,041,055
Total build-to-sell project assets	79,401,425	60,104,751

Current	73,304,654	60,104,751
Noncurrent, net of impairment loss (Note 2)	6,096,771	—

Note 1.  Other costs primarily represent the permits and licenses,  land costs or land use rights, and other capitalizable costs incurred to construct the solar energy project systems.

Note 2. Project assets which are not expected to be constructed and sold within the next 12 months are reported as noncurrent assets.

For build-to-sell project assets, the Company considers a project commercially viable if it is anticipated to be sold for a profit once it is either fully developed or fully constructed. The Company also considers a partially developed or partially constructed project commercially viable if the anticipated selling price is higher than the carrying value of the related project assets plus the estimated cost to completion. The Company considers a number of factors, including changes in environmental, ecological, permitting, market pricing or regulatory conditions that affect the project. Such changes may cause the cost of the project to increase or the selling price of the project to decrease.  The Company records an impairment loss of the project asset to the extent the carrying value exceed its estimated recoverable amount.  The recoverable amount is estimated based on the anticipated sales proceeds plus any refundable project investment deposits reduced by estimated cost to complete such sales. In 2012, 2013 and 2014, the Company provided impairment loss of nil, $10,660,148 and $3,379,824 for certain build-to-sell project assets.

As of December 31, 2013 and 2014, the Company has pledged build-to-sell project assets with a total carrying amount of $65,291,805 and nil, respectively, to secure bank borrowings (see Notes 10).

Property, plant and equipment, net

(k)  Property, plant and equipment, net

The Company reports its property, plant and equipment at cost, less accumulated depreciation. Cost includes the prices paid to acquire or construct the assets, interest capitalized during the construction period and any expenditure that substantially extends the useful life of an existing asset. The Company expenses repair and maintenance costs when they are incurred. A summary of interest costs incurred is as follows:

	Year ended December 31,
	2012	2013	2014
	$	$	$
Total interest incurred	51,886,930	48,444,855	42,068,402
Less: Interest capitalized	—	—	(7,182,011)
Interest expenses	51,886,930	48,444,855	34,886,391

The Company computes depreciation expense using the straight-line method over the estimated useful lives of the assets presented below.

Years

Buildings	10–25
Plant and machinery	5–10
Motor vehicles	3–5
Electronic equipment, furniture and fixtures	3–5
Solar energy projects systems	20-25

Prepaid land use rights	(l) Prepaid land use rights The Company’s prepaid land use rights are reported at cost and are charged to expense on a straight-line basis over the 50-year period of the rights granted in the PRC.
Impairment of long-lived assets

(m) Impairment of long-lived assets

The Company’s long-lived assets include property, plant and equipment, build-to-own project assets and other intangible assets with finite lives. The Company evaluates the long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. These events include but are not limited to significant current period operating or cash flow losses associated with the use of a long-lived asset or group of assets combined with a history of such losses, significant changes in the manner of use of assets and significant negative industry or economic trends. If circumstances require a long-lived asset or asset group be tested for possible impairment, the Company first compares undiscounted cash flows expected to be generated by that asset or asset group to its carrying amount. If the carrying amount of the long- lived asset or asset group is not recoverable on an undiscounted cash flow basis, an impairment is recognized to the extent that the carrying amount exceeds its fair value. No impairments were recorded for long-lived assets held and used during the years ended December 31, 2012, 2013, and 2014.

Contingencies

(n) Contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines, and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated. If a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material, is disclosed. Legal costs incurred in connection with loss contingencies are expensed as incurred.

Income taxes

(o)  Income taxes

The Company accounts for income taxes using the asset and liability method whereby the Company calculates the deferred tax assets or liabilities at the balance sheet date using enacted tax laws and rates expected to apply in the periods in which the deferred tax assets or liabilities are expected to be realized or settled. The Company establishes valuation allowances to reduce deferred tax assets to the extent it is more likely than not that such deferred tax assets will not be realized. The Company does not provide deferred tax liabilities for investments in foreign subsidiaries to the extent such amounts relate to permanently reinvested earnings of such foreign subsidiaries.

Income tax expense includes (i) deferred tax expense, which generally represents the net change in the deferred tax assets and liabilities during the year plus any change in valuation allowances and (ii) current tax expense, which represents the amounts of tax currently payable to or receivable from the taxing authorities. The Company only recognizes tax benefits related to uncertain tax positions when such positions are more likely than not of being sustained upon examination. For such positions, the amount of tax benefit that the Company recognizes is the largest amount of tax benefit that is more than fifty percent likely of being sustained upon the ultimate settlement of such uncertain tax position. The Company records interest and penalties related to an uncertain tax position, if and when required, as part of income tax expense in the consolidated statements of operations.

Revenue recognition

(p)  Revenue recognition

Sales of solar modules

The Company recognizes revenue for product sales when persuasive evidence of an arrangement exists, delivery of the product has occurred and title and risk of loss has passed to the customer, the sales price is fixed or determinable and the collectability of the resulting receivable is reasonably assured. The Company’s sales agreements typically contain customary product warranties but normally do not contain post-shipment obligations nor return or credit provisions.

The Company recognizes sales of its solar modules based on the terms of the specific sales contracts. Generally, it recognizes sales when the modules have been delivered to the customers’ designated point of shipment, which may include commercial docks or commercial shipping vessels. The Company normally provides credit terms to customers with good creditworthiness as determined by the Company’s credit assessment. For limited sales transactions with customers whose creditworthiness is doubtful, the Company requests cash payment before delivery and records such receipts as advances from customers. For customers to whom credit terms are extended, the Company only recognizes revenue when collectability is reasonably assured. The Company assesses collectability based on a number of factors, including past customer transaction history and customer credit analysis.

Sales of project assets

The Company recognizes the sale of build-to-sell project assets with the concurrent sale or lease of the underlying land use rights, whether explicit or implicit in the transaction, in accordance with ASC 360-20, Real Estate Sales. For these transactions, the Company has determined that the project asset sale represents the sale of real estate and is therefore subject to the revenue recognition guidance applicable to real estate. A project asset comprises of properties, physical fixtures, solar modules and other related integral equipment attached to the land that cannot be removed and used separately without incurring significant costs. Equipment is determined to be integral when the cost to remove the equipment from its existing location, ship and reinstall at a new site, including any diminution in fair value, exceeds ten percent of the fair value of the equipment at the time of original installation. Under real estate accounting, the Company recognizes revenue and profit using the full accrual method once the sale is consummated, the buyer’s initial and continuing investments are adequate to demonstrate its commitment to pay, the buyer’s receivable is not subject to any future subordination, and the Company has transferred the usual risk and rewards of ownership to the buyer. For the years ended December 31, 2012, and 2013, and 2014, revenues from the sale of project assets were $1,313,570, and $11,930,935, and $133,896,015, respectively. During the years presented, the Company did not have sales that qualified for use of the installment method nor entered into any sale transactions during the construction period of the project assets.

If the Company retains continuing involvement in the project asset and do not transfer substantially all of the risks and rewards of ownership to the buyer, the Company recognizes gross profit under a method determined by the nature and extent of our continuing involvement, provided the other criteria for the full accrual method are met. Other forms of continuing involvement that do not transfer substantially all of the risks and rewards of ownership, such as an option or obligation to repurchase the project assets, preclude revenue recognition under real estate accounting. For project assets sold during the periods presented, the Company did not have any continuing involvement with the assets after the assets were sold.

Service revenues

The Company derives service revenues from build-to-own project assets through the sale of energy to grid operators pursuant to terms set forth in power purchase agreements or other contractual arrangements (“PPAs”). The Company has determined that none of the PPAs contains a lease since (i) the purchaser does not have the rights to operate the project assets, (ii) the purchaser does not have the rights to control physical access to the project assets, and (iii) the price that the purchaser pays is at a fixed price per unit of output.  The period of the PPAs are generally between 3 to 20 years. Service revenues for the years ended December 31, 2012,  2013,  and 2014 were $2,330,498,  $4,944,556, and $5,078,737, respectively.

Shipping and handling costs

(q)  Shipping and handling costs

Shipping and handling costs charged to customers are recorded in net sales. Shipping and handling costs relating to solar module sales of $54,675,873, $59,965,161and $64,913,374 are included in selling expenses for the years ended December 31, 2012, 2013 and 2014, respectively. Shipping and handling costs relating to inventory purchases of $869,814, $1,353,600 and $7,215,441 are included as a component of cost of sales for the years ended December 31, 2012, 2013  and 2014, respectively.

Research and development

(r)  Research and development

Research and development costs are incurred during the period the Company is developing new products or significantly improving existing products or technologies. Research and development costs consist primarily of compensation and related costs for personnel, material, supplies, equipment depreciation and laboratory testing costs. These costs are expensed as incurred.

Government grants

(s)  Government grants

The Company qualifies for grants from the PRC government for achieving certain research and development milestones. The Company records these grants as an offset to its research and development expenses in the periods in which the Company earns them. Grants that the Company receives prior to when the Company achieves the specified milestone are reported as a liability. The Company recorded $342,974, nil and nil of earned grants as reductions of research and development expenses for the years ended December 31, 2012, 2013 and 2014, respectively. Government grants related to assets are recorded as deferred liabilities and are recognized as an offset to depreciation expense on a straight-line basis over the useful life of the associated asset. The Company received government grants for assets of $4,837,756, $2,817,719 and $2,508,743 during the years ended December 31, 2012, 2013 and 2014, respectively, and recognized $2,460,843, $320,682 and $3,810,345 as an offset to depreciation expense for the years ended  December 31, 2012, 2013 and 2014, respectively. The Company records unrestricted cash government subsidies in other income in the consolidated statements of operations. Unrestricted cash government subsidies received were $1,002,024, $5,380,114 and $2,525,918 during the years ended December 31, 2012, 2013 and 2014, respectively.

Product warranties

(t)  Product warranties

Historically the Company provided a limited warranty to the original purchasers of its solar modules for two or five years, in relation to defects in materials and workmanship, and 25 years in relation to minimum power output. Since June 2011, the Company extended the warranty period in relation to defects in materials and workmanship from two or five years to ten years. Additionally, the Company has replaced its two-step performance warranty with a linear performance warranty that guarantees module power output will not decrease by more than approximately 0.7% per year after the initial year of service. The Company accrues warranty costs when revenue is recognized and recognizes such costs as a component of selling expense. Warranty costs primarily consist of replacement costs for parts and materials and labor costs for maintenance personnel. Due to its limited solar module manufacturing history, the Company does not have a significant history of warranty claims. Based on its best estimates of both future costs and the probability of incurring warranty claims, the Company accrues for product warranties at 1% of solar module sales. The Company derives its estimates from a number of factors, including (1) an analysis of actual historical costs incurred in connection with its warranty claims, (2) an assessment of competitors’ accrual and claim history and (3) results from academic research, including industry-standard accelerated testing, and other assumptions that the Company believes to be reasonable under the circumstances. The Company’s revision to its warranty policy in June 2011 did not have a material effect on its warranty accrual rate. The Company’s estimates of its warranty obligations are subjective. The Company regularly analyzes its claim history and the performance of its products compared to its competitors to determine whether the accrual is adequate. Should the Company begin to experience warranty claims different from its accrual rate, the Company will prospectively revise the warranty accrual rate.

Deferred debt issuance costs

(u)  Deferred debt issuance costs

Debt issuance costs are initially deferred and amortized to the income statement over the life of the related debt using either the effective interest method or the straight-line method if it approximates the effective interest method. Unamortized debt issuance costs are included in other current assets or other noncurrent assets based on expected dates of amortization.

Foreign currency translation and foreign currency risk

(v)  Foreign currency translation and foreign currency risk

The United States dollar (“US dollar”), the currency in which a substantial portion of the Company’s transactions are denominated, is used as the functional and reporting currency of the Company. Monetary assets and liabilities denominated in currencies other than the US dollar are translated into US dollar at the rates of exchange ruling at the balance sheet date. Transactions in currencies other than the US dollar during the year are converted into the US dollar at the applicable rates of exchange prevailing at the beginning of the month the transactions occurred. Transaction gains and losses are recognized in the consolidated statements of operations.

The financial records of the Company’s subsidiaries outside of the US are maintained in local currencies other than US dollar, such as RMB and Euro, which are also their functional currencies. Assets and liabilities are translated at the exchange rates at the balance sheet date, equity accounts are translated at historical exchange rates and revenues, expenses, gains and losses are translated using the average rate for the year. Translation adjustments are reported as cumulative translation adjustments and are shown as a separate component of accumulated other comprehensive income in the statement of comprehensive income.

The RMB is not a freely convertible currency. The PRC State Administration for Foreign Exchange, under the authority of the PRC government, controls the conversion of RMB to foreign currencies. The value of the RMB is subject to changes of central government policies and international economic and political developments affecting supply and demand in the China foreign exchange trading system market. The Company’s cash and cash equivalents and restricted cash denominated in RMB amounted to $154,134,399 and $179,285,684 as of December 31, 2013 and 2014, respectively. As of December 31, 2014,  98% of the Company’s cash and cash equivalents and restricted cash were held in major financial institutions located in PRC, European, USA and Asian Pacific financial institutions and amounted to $531,368,498 in total which were denominated in the following currencies:

	USD	RMB	EUR	GBP	JPY
	(million)	(million)	(million)	(million)	(million)
In PRC	182	1,092	31	—	275
In European Union	17	—	14	16	—
In USA	37	—	—	—	—
In Asian Pacific	19	4	1	—	1,426
Total in original currency	255	1,096	46	16	1,701
US$ equivalent	255	179	57	26	14

Concentrations of credit risk

(w)  Concentrations of credit risk

Financial instruments that potentially expose the Company to concentrations of credit risk consist principally of cash and cash equivalent, restricted cash, accounts receivable, advances to suppliers and foreign currency forward contracts. The Company’s investment policy requires cash and cash equivalents, restricted cash, and investments to be placed with high-quality financial institutions and to limit the amount of credit risk from any one issuer. Similarly, the Company enters into foreign currency derivative contracts with high-quality financial institutions and limits the amount of credit exposure to any one counterparty. The foreign currency derivative contracts are limited to a time period of less than 6 months. The Company regularly evaluates the credit standing of its counterparty financial institutions.

The Company has made advances to suppliers where the Company has committed to purchase minimum quantities under some of the supply agreements. The Company does not require collateral or other security against its advances to related or third party suppliers. As a result, the Company’s claims for such prepayments would rank only as an unsecured claim, which exposes the Company to the credit risks of the suppliers The Company performs ongoing credit evaluations and communication with these suppliers of their financial condition and capability for delivery of the goods.

The Company conducts credit evaluations on its customers prior to delivery of goods or services.  The assessment of customer creditworthiness is primarily based on historical collection records, validation of the project specifications with the customers and their financing banks, customer onsite visits by senior management and information provided by third party credit rating agency, such as Dun & Bradstreet, and the insurance company that ultimately insures the Company against customer credit default. Using this information, the Company evaluates the potential effect of a delay in financing on the customers’ liquidity and financial position, their ability to draw down financing as well as their ability and intention to pay should it not obtain the related financing. Based on this analysis, the Company determines what credit terms, if any, to offer to each customer individually. If the assessment indicates a likelihood of collection risk, the Company will not sell the products to the customer or require the customer to pay cash, post letters of credit to secure payment or to make significant down payments.

Share-based compensation

(x)  Share-based compensation

The Company’s share-based payment transactions with employees, such as restricted shares and share options, are measured based on the grant- date fair value of the equity instrument issued. The fair value of the award is recognized as compensation expense, net of estimated forfeitures, over the period during which an employee is required to provide service in exchange for the award, which is generally the vesting period.

Derivative financial instruments

(y)  Derivative financial instruments

The Company’s primary objective for holding derivative financial instruments is to manage currency risk. The Company records derivative instruments as assets or liabilities, measured at fair value. The recognition of gains or losses resulting from changes in fair values of derivative instruments is based on the designation of each derivative instrument and whether it qualifies for hedge accounting.

The Company entered into certain forward foreign exchange contracts to protect against volatility of future cash flows caused by the changes in foreign exchange rates associated with outstanding accounts receivable. The foreign exchange hedge contracts did not qualify for hedge accounting and, as a result, the changes in fair value of the foreign currency hedge contracts are recognized in the consolidated statements of operations. During the years ended December 31, 2012, 2013 and 2014, the Company recorded change in fair value of forward foreign currency exchange contracts of $8,541,721, $2,180,418 and $3,422,052, respectively, which has been recorded in “Derivative gain” in the consolidated statements of operations.

Earnings (loss) per share

(z)  Earnings (loss) per share

Basic earnings (loss) per share is computed by dividing net income (loss) by the weighted average number of ordinary shares outstanding during the period. Diluted earnings (loss) per ordinary share reflects the potential dilution that could occur if securities or other contracts to issue ordinary shares were exercised or converted into ordinary shares. Ordinary share equivalents are excluded from the computation in loss periods as their effects would be anti-dilutive.

The following table sets forth the computation of the basic and diluted earnings (loss) from operations per share for the periods indicated:

	Year ended December 31,
	2012	2013	2014
	$	$	$
Net (loss) income attributable to Trina Solar Limited shareholders — basic	(266,555,392)	(72,025,935)	59,337,685
Interest expenses of convertible senior notes	—	—	4,167,495
Net (loss) income attributable to Trina Solar Limited shareholders — diluted	(266,555,392)	(72,025,935)	63,505,180

Weighted average number of ordinary shares outstanding — basic	3,534,829,694	3,553,552,756	3,881,503,977
Plus incremental weighted average number of ordinary shares from assumed exercise of stock options using the treasury stock method	—	—	43,275,906
Plus incremental weighted average number of ordinary shares from assumed vesting of restricted shares using the treasury stock method	—	—	15,974,916
Plus incremental weighted average number of ordinary shares from assumed conversion of convertible senior notes due June 2019 using the if-converted method (see Note 11)	—	—	333,940,033
Weighted average number of ordinary shares outstanding — diluted	3,534,829,694	3,553,552,756	4,274,694,832

(Loss) earnings per ordinary share from operations — basic	(0.08)	(0.02)	0.02
(Loss) earnings per ordinary share from operations — diluted	(0.08)	(0.02)	0.01

For the years ended December 31, 2012, 2013 and 2014, the following securities were excluded from the computation of diluted earnings (loss) per share as inclusion would have been anti-dilutive.

	Year ended December 31,
	2012	2013	2014
	$	$	$
Non-vested restricted shares	40,464,927	38,183,882	—
Share options	99,161,181	129,085,735	59,128,529
Convertible senior notes due July 2013 (see Note 11)	246,700,118	—	—
Convertible senior notes due October 2019 (see Note 11)	—	—	391,422,737

Total	386,326,226	167,269,617	450,551,266

Recently issued accounting pronouncements

(aa)  Recently issued accounting pronouncements

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers, which requires an entity to recognize the amount of revenue to which it expects to be entitled for the transfer of promised goods or services to customers. ASU 2014-09 will replace most existing revenue recognition guidance in U.S. GAAP when it becomes effective. ASU 2014-09 is effective for the Company on January 1, 2017. Early application is not permitted. The standard permits the use of either a retrospective or cumulative effect transition method. The Company has not determined which transition method it will adopt, and is currently evaluating the impact that ASU 2014-09 will have on the consolidated financial statements and related disclosures upon adoption.

In August 2014, the FASB issued ASU No. 2014-15, Presentation of Financial Statements - Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern, which requires management to evaluate, at each annual and interim reporting period, whether there are conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date the financial statements are issued and to provide related disclosures. ASU 2014-15 is effective for the Company for the fiscal year ending December 31, 2016 and for interim periods thereafter. The Company is currently evaluating the impact of this standard on its consolidated financial statements.

In January 2015, the FASB issued ASU No. 2015-01, Income Statement —Extraordinary and Unusual Items (Subtopic 225-20), which eliminates the concept of reporting for extraordinary items. ASU 2015-01 is effective for the Company for fiscal year ending December 31, 2016 and for interim periods thereafter. The Company is currently evaluating the impact of this standard on the Company’s consolidated financial statements.

On February 18, 2015, the FASB issued ASU No. 2015-02, Consolidation, which reduces the number of consolidation models and simplifies the current standard. Entities may no longer need to consolidate a legal entity in certain circumstances based solely on its fee arrangements when certain criteria are met. ASU 2015-02 reduces the frequency of the application of related-party guidance when determining a controlling financial interest in a variable interest entity. ASU 2015-02 is effective for the Company’s fiscal year ending December 31, 2015. The Company is currently evaluating the impact of this standard on the Company’s consolidated financial statements.